Medifast Initiates Business Transformation by Entering the Medically Supported Weight Loss Market through Collaboration with LifeMD, a Virtual Primary Care Provider, and Adjusting its Capital Allocation Policy

Health and wellness company makes $20 million capital commitment to LifeMD, enters medically supported weight loss market projected to reach up to $100 billion by 2030

Company discontinues quarterly cash dividend and intends to invest in initiatives aimed at driving customer acquisition and customer experience to reignite growth

Conference call to discuss Medifast and LifeMD collaboration begins at 10 AM EST today

BALTIMORE, Dec. 13, 2023 -- Medifast (NYSE: MED), the health and wellness company known for its habit-based and coach-guided lifestyle solution OPTAVIA®, today launched the first phase of its business transformation, as part of its commitment to providing comprehensive health and wellness solutions to customers across the United States. The company will expand into the medically supported weight loss market through a collaboration with LifeMD, Inc. (Nasdaq: LFMD), a leading provider of virtual primary care. This collaboration brings together OPTAVIA’s personalized habit-based, coach-guided approach with medical expertise from board-certified affiliated LifeMD clinicians and access to weight loss medications, including GLP-1s. This establishes Medifast’s entrance into the medically supported weight loss market, which is expected to reach up to $100 billion by 2030.*

"This is a pivotal moment in our business as we begin an aggressive transformation, committing more resources than ever before to our OPTAVIA brand and driving growth in this evolving health and wellness landscape,” said Dan Chard, Chairman and CEO of Medifast. “Millions of people are seeking a solution that I believe we are uniquely positioned to provide. Together, Medifast and LifeMD expect to deliver a comprehensive approach to health starting with weight management, built around a powerful model of support that includes an independent OPTAVIA Coach and a board-certified affiliated clinician. As a physician-founded company with a long-standing scientific and clinical heritage, we remain committed to helping even more people make living a healthy lifestyle second nature.”

Strategic Collaboration with LifeMD

Medifast has committed to make a $20 million investment in LifeMD, including an expected $10 million in contributions to support the collaboration, funding enhancements to LifeMD’s platform, operations and supporting infrastructure along with the purchase of $10 million of LifeMD’s common stock. In connection with Medifast’s investment, LifeMD has agreed to customary demand and piggyback registration rights which may expire no later than five years from December 11, 2023, and granted Medifast board observer rights, allowing for participation, without voting rights, in LifeMD’s Board meetings. The collaboration between Medifast and LifeMD is intended to create a comprehensive health solution to combat the escalating obesity crisis, including addressing the growing demand for medically supported weight loss by integrating clinician care with one-on-one OPTAVIA Coach support, community support, clinically proven plans and scientifically developed products, and a proprietary Habits of Health® Transformational System.

Medifast selected LifeMD as its partner following a successful pilot program focused on providing personalized care to support holistic health rather than weight loss alone. Independent research commissioned by Medifast revealed that most individuals interested in weight loss medications are looking for support beyond prescriptions, including clarity on how to incorporate components of healthy living, such as proper nutrition and exercise, into their lifestyles while utilizing these medical solutions. LifeMD brings a robust and scalable technology platform, which allows for a highly tailored and streamlined coach and clinician-driven model, and has invested in building a clinical team anchored by full-time employed clinicians licensed to practice in all 50 states. This patient-centric care model creates significant opportunity for future collaborations that result in better support for individuals looking to reach their health goals at any point within their journeys.

“A shared philosophy of prioritizing holistic care and focus on lifelong health makes this a natural collaboration between our two companies,” said Justin Schreiber, Chairman and CEO of LifeMD. “Medifast’s investment in LifeMD is affirmation of our differentiated virtual care platform and clinical care model that provides tremendous value for our partners, addressing the unique health goals of our combined customer bases across multiple healthcare sectors and conditions. LifeMD is pleased to partner with Medifast to deliver a new model that has the ability to significantly transform the weight management industry.”

This month, Medifast launched two new product bundles designed specifically for those utilizing medically supported weight loss: “OPTAVIA Nutrition Kit for Medically Supported Weight Loss” and “OPTAVIA Muscle Health Kit for Medically Supported Weight Loss”. Evidence suggests that the loss of lean body mass can range from 20-50% of total weight loss for those on medically supported weight loss medications.** With the inclusion of these product bundles, OPTAVIA provides the tools to make healthy eating – and a healthy lifestyle – second nature, both at the start of a medical weight loss journey and while transitioning off medication.

Investment in Growth and Capital Allocation

The company has updated its capital allocation priorities following a thorough review. Medifast’s Board of Directors has elected to discontinue the company’s quarterly cash dividend, effective immediately. The Board of Directors believes that discontinuing the dividend at this time is in the best interest of the company and its stockholders, as it allows the company to redirect capital to invest in technology and growth initiatives. This is intended to improve customer acquisition and customer experience, which the company expects will generate higher long-term stockholder returns, as well as allow for stock repurchases when management and the Board deem it appropriate. The investments include a new marketing campaign designed to increase brand awareness and drive customer adoption.

“The LifeMD collaboration is just one of several major growth initiatives we plan to capitalize on in the years ahead, and we believe investing in our business will deliver the most compelling long-term return for our stockholders. Discontinuing the dividend provides the flexibility needed to continue evolving our model as we enter an exciting new chapter for our independent OPTAVIA Coaches, customers, employees and stockholders,” added Chard.

Conference Call Information

A conference call to discuss the collaboration is scheduled for today, Wednesday, December 13, 2023, at 10:00 AM EST. The call will be broadcast live over the Internet, hosted on the Investor Relations section of Medifast’s website at www.MedifastInc.com or directly at https://viavid.webcasts.com/starthere.jsp?ei=1647146&tp_key=8c4bcb15e1 and will be archived online and available through March 13, 2024. In addition, listeners may dial (877) 451-6152 to join via telephone. A telephonic playback will be available from 2:00 PM EST, December 13, 2023, through December 20, 2023. Participants can dial (844) 512-2921 and enter access code 13743024 to hear the playback. Slides describing the announcement are available at https://ir.medifastinc.com/events.

About Medifast
Medifast (NYSE: MED) is the health and wellness company known for its habit-based and coach-guided lifestyle solution OPTAVIA®, which provides people with a simple, yet comprehensive approach to help them achieve lasting optimal health and wellbeing. OPTAVIA's lifestyle plans deliver clinically proven health benefits as well as evidence-based tools, including scientifically developed products and a framework for habit creation reinforced by independent Coaches and Community support. As a physician-founded company with a 40+ year history, Medifast is a leader in the U.S. weight management industry. Through a collaboration with the national virtual primary care provider LifeMD, OPTAVIA customers have access to board-certified affiliated clinicians and medications, such as GLP-1s, that support treatment plans for obesity and other health conditions. The company continues to innovate and build upon its scientific and clinical heritage to fulfill its mission of offering the world Lifelong Transformation, One Healthy Habit at a Time®. Medifast was recognized in 2023 by Financial Times as one of The Americas' Fastest Growing Companies and in 2022 as one of America's Best Mid-Sized Companies by Forbes. For more information, visit MedifastInc.com and OPTAVIA.com and follow @Medifast on X.

For further information: Public Relations: Jessica Oring, Jessica.Oring@medifastinc.com; Investor Relations: Steven Zenker, Steven.Zenker@medifastinc.com

Forward Looking Statements
Please Note: This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of phrases or terminology such as "expect," “believe,” “anticipate,” or other similar words or the negative of such terminology. Similarly, descriptions of Medifast's objectives, strategies, plans, goals, outlook or targets contained herein are also considered forward-looking statements. These statements are based on the current expectations of the management of Medifast and are subject to certain events, risks, uncertainties and other factors, including, among others: risks associated with Medifast's direct-to-consumer business model; the success of collaborations entered into to bring Medifast’s products to additional customer demographics; planned investments; disruptions in Medifast's supply chain; Medifast's inability to continue to develop new products; effectiveness of Medifast's advertising and marketing programs, including use of social media by independent OPTAVIA Coaches; Medifast's inability to maintain and grow the network of independent OPTAVIA Coaches; the departure of one or more key personnel; Medifast's inability to protect against product liability claims; Medifast's planned growth into domestic and international markets; adverse publicity associated with Medifast's products; fluctuations of Medifast's common stock market price; the prolonged effects of COVID-19 on consumer spending and disruptions to Medifast's distribution network, supply chains and operations; increases in competition or litigation; and the consequences of other geopolitical events, including natural disasters, global health crises, acts of war, climate change, regulatory changes, increases in costs of raw materials, fuel, or other energy, transportation, or utility costs and in the costs of labor and employment, labor shortages, supply chain issues and the resulting impact on market conditions and consumer sentiment and spending. Although Medifast believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other filings filed with the United States Securities and Exchange Commission, including its quarterly reports on Form 10-Q and current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

*Terence Flynn, Framing the Mounjaro bull case in diabesity, Morgan Stanley Research, 9/14/23

**Sargeant JA, Henson J, King JA, Yates T, Khunti K, Davies MJ. A Review of the Effects of Glucagon-Like Peptide-1 Receptor Agonists and Sodium-Glucose Cotransporter 2 Inhibitors on Lean Body Mass in Humans. Endocrinol Metab. 2019;34(3):247-262. doi: 10.3803/EnM.2019.34.3.247.